UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2014

ACCURAY INCORPORATED

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace

Sunnyvale, California 94089

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 17, 2014, Accuray Incorporated (the “Company”) entered into note exchange agreements (the “Note Exchange Agreements”) with certain holders (the “Participating Holders”) of the Company’s outstanding 3.50% Convertible Senior Notes due 2018 (the “Old Notes”) pursuant to which (i) the Company will issue approximately $70.3 million aggregate principal amount of the Company’s new 3.50% Series A Convertible Senior Notes due 2018 (the “New Notes”) and (ii) pay an aggregate of approximately $0.4 million in cash, in exchange for approximately $70.3 million aggregate principal amount of Old Notes, on April 24, 2014 (the “Exchange”). The principal amount of Old Notes to be exchanged for each $1,000 principal amount of New Notes is $1,000 and the amount in cash to be paid per $1,000 principal amount of such Old Notes delivered was determined in individual negotiations between the Company and each Participating Holder. The New Notes will have the same interest rate, maturity and other terms as the Old Notes, except that the New Notes will be convertible into cash, shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) or a combination of cash and shares of Common Stock, at the Company’s option. See Accuray’s Current Report on Form 8-K filed on February 13, 2013 for a description of the Old Notes.

A copy of the form of Note Exchange Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. Settlement of the Exchange is expected to occur on April 24, 2014.

The New Notes will be governed by an indenture between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, to be dated April 24, 2014.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
10.1	Form of Note Exchange Agreement.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that involve certain risks and uncertainties including, without limitation, the Company’s beliefs regarding the completion of the Exchange described above. Except for the historical information contained herein, the matters set forth in this Current Report on Form 8-K are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date the statements are made and are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. You should not put undue reliance on any forward-looking statements. Please refer to other risks detailed from time to time under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed on August 29, 2013, the Company’s Quarterly Report on Form 10-Q for the first quarter filed on November 8, 2013, the Company’s Quarterly Report on Form 10-Q for the second quarter filed on February 7, 2014 and as updated from time to time in our other SEC filings. The Company does not intend to update these statements and undertakes no duty to any person to provide any such update under any circumstance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACCURAY INCORPORATED

	By:	/s/ Gregory E. Lichtwardt
Gregory E. Lichtwardt
Date: April 17, 2014	Executive Vice President, Operations and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Note Exchange Agreement.